February 20, 2003                           December Quarter Semi-Annual Report


Dear Fellow Ultra-Small Company Shareholder,

The Portfolio was up 13.9% for the quarter vs. 6.0% for the Lipper Small-Cap Stock Funds Index and 6.2% for the Russell 2000 Index. In the context of the bear market, this quarter was stellar (on an absolute basis). Alas, we trailed the CRSP Index of ultra-small companies by a slim margin, as it was a very good quarter for ultra-small stocks.

For the full calendar year our performance picture is brighter on a relative basis. We beat our primary market index by over 10% and our peer benchmark by over 25%. Outstanding! Stepping back to look at our longer-term performance, we have beat the Russell 2000 Index for the seventh of eight calendar years since inception. Only twelve of 248 small cap funds have achieved this record of consistency in beating this small cap market index.

According to data from Morningstar, the Ultra-Small Company Portfolio ranked 24th of 1,004 small company funds for the quarter, 5th of 965 for the last twelve months, and 12th of 576 over the last five years.

Performance Summary

TRANSLATION: It was a quarter and year very favorable to ultra-small companies. Our Portfolio performed very well in the bear market environment.

The graph below presents the quarterly and cumulative performance of our Portfolio and benchmarks since inception. We continue to lead all our benchmarks by a wide margin since inception, gaining ground against each of them in the last year. This is an appropriate point to remind you that ultra-small stocks as a whole usually underperform large stocks in a bear market. There were several unusual factors that contributed to the reverse being true in the 2000-2003 period--primarily the extreme, once in a century dominance of large companies from 1994 through 1999, which set the stage for "our day in the sun." I do not expect ultra-small dominance to exist in most future bear markets.

The table on the following page presents our December quarter, one-year, five-year, and life-to-date financial results according to the formula required by the SEC.

GROWTH OF $10,000 INVESTED IN VARIOUS FUNDS AND INDEXES FROM 8/5/94 (INCEPTION) TO 12/31/02

                                    [CHART]

Fund / Index Name                        Total Value
-----------------------------------------------------
Bridgeway Ultra-Small
    Company Portfolio                      $43,427
CRSP Cap-based
    Portfolio 10 Index                     $23,172
Russell 2000 Index                         $17,647
Lipper Small Company Funds                 $17,339

                                        8/5/1994      9/30/1994     12/30/1994      3/30/1995      6/30/1995      9/30/1995
Ultra-Small Company Portfolio          10,000.00      10,214.01       9,723.74      10,249.35      11,047.50      12,672.99
Lipper Small Co. Funds                 10,000.00      10,735.02      10,719.93      11,321.71      12,370.75      13,917.22
Russell 2000 (small grwth.stocks)      10,000.00      10,514.54      10,320.20      10,796.56      11,808.72      12,974.99
CRSP Cap-Based Portfolio 10            10,000.00      10,521.20       9,900.75      10,804.10      11,864.56      13,399.47


                                      12/30/1995      3/30/1996      6/30/1996      9/30/1996     12/30/1996      3/30/1997
Ultra-Small Company Portfolio          13,597.88      14,718.42      16,838.36      16,434.57      17,642.21      17,148.43
Lipper Small Co. Funds                 14,109.55      14,905.53      16,088.92      16,291.65      16,136.47      14,616.82
Russell 2000 (small grwth.stocks)      13,256.21      13,932.62      14,629.61      14,679.11      15,442.75      14,644.25
CRSP Cap-Based Portfolio 10            12,875.60      13,968.67      15,300.63      14,940.64      15,046.06      14,963.49


                                      6/30/1997      9/30/1997     12/31/1997      3/31/1998      6/30/1998      9/30/1998
Ultra-Small Company Portfolio         21,211.79      28,093.80      24,345.32      28,047.86      25,081.38      18,256.21
Lipper Small Co. Funds                17,101.98      19,709.63      18,559.79      20,549.05      19,756.06      15,529.23
Russell 2000 (small grwth.stocks)     17,018.15      19,550.96      18,896.27      20,796.90      19,827.38      15,833.03
CRSP Cap-Based Portfolio 10           16,426.63      19,828.05      18,354.45      20,645.53      19,318.45      14,652.14


                                      12/30/1998      3/31/1999      6/30/1999      9/30/1999     12/31/1999      3/31/2000
Ultra-Small Company Portfolio          21,153.20      19,066.66      21,455.39      22,088.55      29,700.83      33,715.61
Lipper Small Co. Funds                 18,401.12      17,532.11      20,135.50      19,689.07      26,044.66      28,960.03
Russell 2000 (small grwth.stocks)      18,415.22      17,416.32      20,124.83      18,852.37      22,329.67      23,911.47
CRSP Cap-Based Portfolio 10            16,266.59      15,862.92      18,191.70      17,704.85      20,818.42      24,483.88


                                       6/30/2000      9/29/2000     12/29/2000      3/30/2001      6/30/2001      9/30/2001
Ultra-Small Company Portfolio          31,067.86      34,003.41      31,111.03      34,650.95      38,838.42      36,104.34
Lipper Small Co. Funds                 27,236.32      28,153.39      24,328.77      20,670.32      23,722.29      18,448.94
Russell 2000 (small grwth.stocks)      23,007.68      23,262.04      21,655.08      20,246.35      23,139.15      18,328.68
CRSP Cap-Based Portfolio 10            22,369.02      22,472.21      18,017.70      20,006.19      22,646.82      19,354.88


                                      12/31/2001      3/31/2002      6/30/2002      9/30/2002     12/31/2002
Ultra-Small Company Portfolio          41,689.80      44,874.88      45,537.12      38,110.53      43,426.91
Lipper Small Co. Funds                 22,061.47      22,252.08      20,156.02      16,364.88      17,339.15
Russell 2000 (small grwth.stocks)      22,193.40      23,077.53      21,150.03      16,623.87      17,647.47
CRSP Cap-Based Portfolio 10            24,657.59      26,425.34      24,913.15      20,289.02      23,172.44


                                               December Qtr.      1 Year          5 Year         Life-to-Date
                                                  10/1/02         1/1/02          1/1/98            8/5/94
                                               to 12/31/02(5)   to 12/31/02     to 12/31/02(6)   to 12/31/02(6)
                                               --------------   -----------     --------------   --------------
     Ultra-Small Company Portfolio(1)              13.9%           4.2%            12.3%             19.1%
     Lipper Small-Cap Stock Funds(2)                6.0%         -21.4%            -1.4%              6.8%
     Russell 2000 (small companies)(3)              6.2%         -20.5%            -1.4%              7.0%
     CRSP Cap-Based Portfolio 10 Index(4)          14.2%          -6.0%             4.8%             10.5%

(1) Returns listed in the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(2) The Lipper Small-Cap Stock Funds is an index of small-company funds compiled by Lipper Analytical Service, Inc.
(3) The Russell 2000 Index is an unmanaged index of small companies (with dividends reinvested). It is the most widely tracked index among small company funds, but it is comprised of companies roughly 10 times larger than those of the CRSP Index and the Bridgeway Ultra-Small Company Portfolio.
(4) The CRSP Cap-Based Portfolio 10 Index is an unmanaged index of 1,766 of the smallest publicly traded U.S. stocks (with dividends reinvested), as reported by the Center for Research on Security Prices.
(5)  Periods less than one year are not annualized.
(6) Periods longer than one year are annualized. Past performance does not guarantee future returns.

Detailed Explanation of Quarterly Performance

TRANSLATION: I am thankful for a double-digit return in the midst of a bear market. The technology and communications sectors were very strong, but the double digit December quarter surge was also very broadly based for ultra-small companies.

Our lists of the biggest winners and losers are unmistakably the inverse of last quarter. The stocks that had held up well from January through September lagged, and the ones that had been trounced came back strongly. This was especially true for partial "bounce back" of technology and communications stocks. It's been a long time since we made money with Internet stocks. However, our two best performers were from this category, which reflects the discipline of our quantitative models. While we avoided investing in many of the over-hyped Internet stocks in the "boom," (most had values outside our 10th decile, anyway) we haven't been afraid to invest in the survivors chosen by our models. Twenty-five of our stocks gained more than 30% in the quarter:

   Rank   Description                            Industry                       % Gain
   ----   -----------                            --------                       ------
     1    Sina.com                               Internet                       200.9%
     2    FindWhat.com                           Internet                        92.7%
     3    Central European Distribution Corp     Distribution/Wholesale          78.4%
     4    Hi-Tech Pharmacal Co Inc               Pharmaceuticals                 74.6%
     5    Concur Technologies Inc                Software                        67.9%
     6    Clean Harbors Inc                      Environmental Control           67.7%
     7    Navarre Corp                           Distribution/Wholesale          67.5%
     8    Lifecell Corp                          Biotechnology                   66.7%
     9    Altiris Inc                            Software                        57.7%
     10   John B. Sanfilippo & Son               Food                            53.9%
     11   America Service Group Inc              Healthcare-Services             52.2%
     12   Bradley Pharmaceuticals                Pharmaceuticals                 48.7%
     13   Vicinity Corp                          Internet                        47.0%
     14   Clayton Williams Energy Inc            Oil & Gas                       44.5%
     15   California Amplifier Inc               Telecommunications              43.6%
     16   BWAY Corp                              Packaging & Containers          42.3%
     17   PC Mall Inc                            Retail                          42.3%
     18   Nutraceutical International Corp       Pharmaceuticals                 42.1%
     19   Dataram Corp                           Computers                       36.9%
     20   Vital Images Inc                       Healthcare-Products             35.4%
     21   CoVest Bancshares Inc                  Banks                           33.4%
     22   HTE Inc                                Software                        33.3%
     23   PAM Transportation Services            Transportation                  32.1%
     24   Ditech Communications Corp             Telecommunications              31.3%
     25   TheStreet.com Inc                      Internet                        30.2%

Sina.com is one of our few foreign stocks that trades on an American exchange. Altogether, foreign stocks comprise 1.4% of the Portfolio. Sina, based in Hong Kong, is an Internet service and media content provider focused on Chinese users worldwide. According to Bloomberg, there are now 59.2 million Internet users in China, second only to the U.S. Advertising revenues started to decline in early 2001, hammering the stock price, which had been as high as $55. With the collapse of the Internet bubble, the company traded as low as $1.40 last year, which put the company's market capitalization into ultra-small company territory. The company started growing revenues again early last year and now seems poised to turn a profit for the first time in its (rather short) history. We purchased $157,000 worth of this stock at an average price of $1.43 last year. As of January 17, our position is worth over $1 million ($9.37/share). The list of declining stocks was much shorter:

   Rank    Description                                Industry                    % Loss
   ----    -----------                                --------                    ------
      1    Ag Services of America Inc                 Distribution/Wholesale      -40.3%
      2    DocuCorp International Inc                 Software                    -38.8%
      3    Giant Industries Inc                       Oil & Gas                   -37.1%
      4    Acclaim Entertainment Inc                  Software                    -33.2%
      5    Cone Mills Corp                            Apparel                     -33.0%
      6    TRC Cos Inc                                Environmental Control       -31.7%

Lest you think all our companies are like Sina, Acclaim Entertainment tells the opposite story. We originally purchased this interactive software company for about $1.20 a share in early 2001. The price rose to over $5 a share in April. Unfortunately, the company announced contracting sales and profits, and the stock price followed suit. We sold at an average price of $0.73, and the stock price closed on January 17 at $0.60. Ouch.

Together these two companies demonstrate a type of "call option-like" characteristics of ultra-small stocks. In any one year more double or quadruple (relative to large stocks), but many also go bankrupt. On average, however, it takes only one company to double to offset one that goes completely out of business. With strong diversification and by not dramatically over-weighting any one stock, we seek to turn these characteristics of ultra-small stocks into an attractive long-term return.

Top Ten Holdings

On December 31, 2002 our top ten holdings represented 32.4% of Portfolio net assets. Like most of the stocks on this list, FTI Consulting got there by appreciation. FTI, which ranked number 15 on Forbes 200 best small companies for 2002, offers consulting services in financial restructuring, litigation support and engineering and scientific investigation. Diversification across industries in our Portfolio remains strong, as demonstrated by the fact that these ten companies represent nine different industries. Here are the top ten holdings at the end of December:

                                                                               Percent of
    Rank   Description                              Industry                   Net Assets
    ----   -----------                              --------                   ----------
      1    FTI Consulting Inc                       Commercial Services           5.2%
      2    Central European Distribution Corp       Distribution/Wholesale        4.0%
      3    Bradley Pharmaceuticals                  Pharmaceuticals               3.7%
      4    Bay State Bancorp Inc                    Savings & Loans               3.6%
      5    JOS A Bank Clothiers Inc                 Retail                        3.5%
      6    FindWhat.com                             Internet                      2.9%
      7    Hi-Tech Pharmacal Co Inc                 Pharmaceuticals               2.8%
      8    Mothers Work Inc                         Retail                        2.6%
      9    Steel Technologies Inc                   Iron/Steel                    2.2%
     10    Bank of the Ozarks Inc                   Banks                         1.9%
                                                                                 ----
                                                                                 32.4%

Who's Who? or A Short Lesson in Mutual Fund Industry Structure

The Ultra-Small Company Portfolio is one of seven portfolios under the umbrella of the series mutual fund, Bridgeway Fund, Inc. The Board of Directors, on your (the shareholder's) behalf, hires an investment adviser to 1) manage the assets in the fund, 2) communicate with shareholders, 3) contract with other service providers (such as auditors, a custodian of securities, an administrator for state filings), and 4) pay the bills in conducting the business of the Portfolio. The investment adviser for the Fund is Bridgeway

Capital Management, Inc. Essentially, Bridgeway Capital Management provides personnel and services to the Fund to invest its assets and manage its business.

With that explanation in mind, I thought you might like to know more about your investment adviser, Bridgeway Capital Management. (In addition to the Prospectus, the Statement of Additional Information is the legal document that provides great detail on the Fund and the adviser. It can be downloaded from our website, www.bridgewayfund.com or sent to you by mail - by calling 1-800-661-3550.)

There are many changes going on in the mutual fund industry, with funds consolidating or even shutting down. However, I want you to know that your investment adviser is currently in good corporate health. I am very pleased with the performance of our organization as we continue to demonstrate the value of cost control and a consistent investment approach.

Here are some of the calendar year 2002 highlights for Bridgeway Capital
Management:

     o Total assets under management at Bridgeway were $522 million at year end, up very slightly from one year ago.

     o We ended the year with a 4.7 out of 5.0 overall fund family score from Morningstar. The average fund family rating is 3.0.

     o We beat our market benchmark for each of our seven Bridgeway Fund portfolios and our peer group for six out of seven. See the longer time periods in the chart below.

     o We ended the year with 16 staff members, up from 11 at the start of 2002.

     o We remained committed to our promise of giving away half of our profits to charity through the Bridgeway Foundation and surpassed $1 million in donations for the year.

                        BRIDGEWAY FUND FAMILY PERFORMANCE
(Shading indicates that fund performance exceeded its and peer group in that time period)

                                         Ticker                                       Since       Date of
Portfolio                                Symbol    1 year     3 years     5 years   Inception    Inception
---------                                ------    ------     -------     -------   ---------    ---------
Aggressive Investors 1                   BRAGX      -18.0%       -6.1%      16.8%       20.2%    8/5/1994
S&P 500 Index                                       -22.1%      -14.6%      -0.6%       10.0%
Lipper Capital Appreciation Funds                   -24.0%      -17.7%      -1.5%        6.8%

Aggressive Investors 2                   BRAIX      -19.0%         N/A        N/A      -13.6%   10/31/2001
S&P 500 Index                                       -22.1%         N/A        N/A      -13.3%
Lipper Capital Appreciation Funds                   -24.0%         N/A        N/A      -14.0%

Ultra-Small Company                      BRUSX        4.2%       13.5%      12.3%       19.1%    8/5/1994
CRSP "10" Index                                      -6.0%        3.6%       4.8%       10.5%
Lipper Small Company Funds                          -21.4%      -12.7%      -1.4%        6.8%

Micro-Cap Limited                        BRMCX      -15.7%        5.2%        N/A       15.0%    7/1/1998
CRSP "9" Index                                      -18.9%       -2.7%        N/A        2.9%
Lipper Small Company Funds                          -21.4%      -12.7%        N/A       -2.9%

Ultra-Large 35 Index Portfolio           BRLIX      -18.0%      -14.1%       2.8%        2.6%    7/31/1997
S&P 500 Index                                       -22.1%      -14.6%      -0.6%       -0.1%
Lipper Growth & Income                              -17.9%       -8.6%      -0.6%       -0.2%

Ultra-Small Co. Tax Advantage            BRSIX        4.9%        9.4%      11.1%       10.1%    7/31/1997
CRSP "10" Index                                      -6.0%        3.6%       4.8%        5.5%
Russell 2000 Index                                  -20.5%       -7.5%      -1.4%       -0.2%

Balanced                                 BRBPX       -3.5%         N/A        N/A       -3.8%    6/30/2001
Balanced Benchmark*                                  -4.7%         N/A        N/A       -2.9%
Lipper Balanced Fund Index                          -10.7%         N/A        N/A       -8.2%

* Balanced Benchmark is a combined index of which 40% reflects the S&P 500 Index (an unmanaged index of large companies with dividends reinvested) and 60% the Bloomberg/ EFFAS U.S. Government 1-3 year Total Return Bond Index.

Here are a couple of other ways we like to measure ourselves:

Bridgeway 7, Morningstar 1

TRANSLATION: Bridgeway's portfolios beat the record of Morningstar's "analyst picks" seven out of eight times in 2001 and 2002.

A couple of years ago Morningstar deviated from just ranking and reporting on funds to publishing analyst "favorite picks" by fund category. Given Morningstar's emphasis on low expenses, tax-efficiency, shareholder friendly policies, and risk-adjusted performance, I was disappointed that Bridgeway didn't make any of these lists. So, I thought I'd just make a friendly competition: Morningstar's "style box" analyst picks versus the Bridgeway portfolio(s) that fall(s) in same "style box." (A style box seeks to identify somewhat comparable funds based on company size and growth or value orientation.) A kind of "apples to apples" competition of picks. I pick Bridgeway, Morningstar picks whatever funds their analysts like. Bridgeway has portfolios in four different style boxes. Here's the result of 2001 and 2002:

                             2001
             ---------------------------------------
             Value           Blend          Growth
Large                     Morningstar
                            -12.7%
                             BRLIX
                             -9.1%
                                         Morningstar
Mid                                         -22.6%
                                            BRAGX
                                            -11.2%
          Morningstar     Morningstar
Small        14.8%           4.9%
          BRSIX/BRUSX        BRMCX
              29%(1)         30.2%


                             2002
             ---------------------------------------
             Value           Blend          Growth
Large                     Morningstar
                            -23.0%
                             BRLIX
                            -18.0%
                                         Morningstar
Mid                                         -25.9%
                                        BRAGX/BRAIX2
                                           -18.5%(1)
          Morningstar     Morningstar
Small        -7.7%           -9.0%
          BRSIX/BRUSX        BRMCX
             4.6%(1)        -15.7%

(1) The percentage is the simple average of the performance of the two Bridgeway portfolios.
(2) The Aggressive Investors 2 Portfolio had its first 12-month performance record in 2002.

In eight contests (four categories for two years), Bridgeway has a seven and one record. The one time we did not beat the picks was with Micro Cap Limited in 2002--which was down 15.7% but still ahead of the style-box average of -16.2%. However, Bridgeway has beaten the style-box average in each competition over the last 2 years, while Morningstar has not. I'll let you know how we do in 2003 this time next year.

Bridgeway 78, Largest Fund Families 2 (60 to 0 in last 3 years)

TRANSLATION: We beat the big guys again in 2002. We have compared our aggregate fund performance to that of each of the largest 20 fund families for the last four years, or 80 comparisons. In all but two of those tests we prevailed, hence, Bridgeway 78, largest fund families 2.

After the end of the calendar year, several periodicals publish a comparison of the performance rankings of the top fund families. These tables invariably focus on the fund families with the most assets under management, rather than the fund families with the best performance records.

Anyway, for the last four years I've played the game: "Where would Bridgeway fit in by performance if we were included in the ranking with the largest firms?" I took the asset-weighted average of all the domestic equity funds for the largest twenty companies and compared it against the asset-weighted average of all the Bridgeway Funds. In 1999, we beat all but 2 fund families. Then, as we grew, we got better. In 2000 and 2001, we beat all the fund families. Now I am pleased to say, we beat the top 20 in 2002 - and by a substantial margin. I'm very proud of our record. I don't think we can compete with the biggest fund companies on marketing and advertising, but I'm sure happy to stand toe to toe on investment performance, cost management, and tax efficiency.

Manager's Musings on 2002

This past year certainly is memorable for many reasons. While the world still remains in political tension on many fronts, we can all hope that we have seen the worst of corporate scandals pass us by and that this new year brings us the economic growth we have been waiting for. In 2002, world events and strained economic markets have certainly left an indelible mark on almost every individual's investments. The average U.S. stock fund was down 22.4%, and only 3.8% of the US stock funds made money for the year.

I rarely comment extensively on the overall market, since my own strategy is to engage in no market timing. Put another way, my preferred strategy for timing the stock market is to invest when you first have money available to invest. (Technically, of course, there is always a better time. It's just that you don't know beforehand, and the vast majority of people destroy value as they try to time it just right.)

So here's my one-minute diatribe on the market in 2002, borrowed from the Wall Street Journal: "Corporate scandals, a weak economy and lousy earnings combined to drive down every market sector." That pretty much sums it up. OK. It was less than one minute. Time to return to 2003 and to managing our portfolio.

Buying Rear View Mirror Performance

TRANSLATION: Chasing recent hot performance is likely a good formula for financial disaster.

One of the saddest things about the investment community is that practically the whole system feeds a buy high, sell low mentality. Investors focus on historical three year, (more often) one year, or even shorter timeframes. Journalists write most frequently about managers who have performed the best over these same time periods. Many brokers push the same recent "winners." Investment management firms pour their advertising budgets and sales pitches into the products that have performed the best recently. Rating agencies rate funds statistically, only to fall into the same trap when it's time to recommend specific funds. Each party can claim that it's not their fault. For example, investors can blame the management firms or brokers that pushed a product or a specific article touting a product, or a barrage of sales literature. Journalists ultimately have to write about what sells. Management firms aren't going to spend advertising dollars on recently poorer performing funds that won't sell.

Let me illustrate this point with a couple of thought-provoking studies on the damage of "chasing the hot fund" that have been completed over the last 10 years. Morningstar studied 199 no-load growth mutual funds over the period 1989-1994. Their findings showed that while the average annual return for these funds over this period was 12.0%, the average mutual fund investor received a return of just 2.0%. How can this be? Well, over this same time period the average mutual fund investor only held their fund for 21 months as they jumped in and out, or across funds. This market timing cost them 10% return. Another popular study done by Dalbar on investors in equity mutual funds from 1984-1996 found that investors on average earned 10% less than the funds over the same period. Their conclusions were the same. As people tried to hop to the hottest fund they basically destroyed value. These are only two of the many studies that have shown that chasing the rear-view mirror performance is not a good strategy. Nevertheless, it is our human nature to invest after recent strong performance (buy high), then sell when things pull back (sell low). How can you avoid it? Keep a long-term perspective.

While I don't know the specifics of your situation and thus can't offer specific investment advice, I do recommend setting a diversified, appropriate long term asset allocation plan (matching the timeframe of the investment with the timeframe of when the money will be needed and the investment objective of the portfolio), writing it down, then sticking with it. As I reported in the shareholder letter one year ago, I target a set percentage of my own investments in certain Bridgeway portfolios that I believe are most appropriate for my needs. This forces me to invest new money into the portfolios that have gone down the most in price and occasionally to rebalance, taking money out of the portfolios that have done the best in favor of the ones that haven't. (Obviously, this doesn't work if you haven't both picked a good fund family and appropriate products.)

Here's an interesting hypothesis. Simply invest each year in the Bridgeway portfolio that has done the poorest over the previous three-year period. The results are pretty interesting. If you followed this strategy starting five years ago (the first year we had a three-year record), $10,000 would have turned in to $21,521. If you followed the opposite strategy, investing in our fund with the best trailing three-year record, $10,000 would have turned into $10,732. Now, this is an interesting exercise that demonstrates the perils of chasing recent hot performance. It is not statistically significant--five years is not enough data upon which to base an investment strategy--and I still recommend choosing funds in accordance with your investment needs as I will discuss below. Incidentally, $10,000 invested in the Aggressive Investors 1 Portfolio and left alone for the last five years would have grown to $21,761, beating the switching strategy, which could potentially incur additional trading costs and taxes.

Know where you are and where you are going

As down markets can cause investors to make costly decisions based on short-term information, what can make things even worse for investors is when their money managers react in this manner. I realize that not all of you have all of your money in Bridgeway portfolios, so I do want to address the broader market as you look at all your investments. If you are taking the time to develop a long-term investment plan, then you really want to know that the investments you chose are managed the way you want. You probably don't want a manager who is wishy-washy about his strategy and throws off your investment planning. Most shareholders want clear, straight talk from that manager--for better or for worse. Here are some quotes from recent shareholder letters of other firms:

Statement: Whatever the investment goal, now more than ever it's going to take a new way of thinking about money and investing.
Translation:  That didn't work so well, guess I'll try something else.

Statement: This was a terrible year for the stock market... [blah, blah, blah on the market...]
Translation:  I don't want to talk about the fund; let's talk about the market.

Statement: In recent years returns have sustained significant gains and losses due to market volatility in the technology sector. [This is literally the only sentence in this tech fund semi-annual report to explain an 80% drop over three years.]
Translation: There actually haven't been any gains for three years. I'm so stunned I have nothing to say.

You can count on Bridgeway for commitment, discipline, and communication. We put each of our portfolios together with a lot of thought--always with shareholders in mind--and we stick to our strategies. We want you to know where you are and where you are going year after year.

Finally, a quote from another fund manager whose investing style is way out of favor but, I believe to his credit, is staying the course:

Statement: Every time we think that the market couldn't possibly get any worse, it gets worse. . . . Throughout these difficult times, we remain fully invested in emerging growth companies.
Translation: The pain threshold for me and my shareholders is off the charts, but this is not the time to change tactics in favor of something I know nothing about.

 Quote of the Quarter

        Markets fluctuate from greed to fear. We were in the greed phase, and now we're in the fear phase. This creates great opportunities for investors, not speculators.

The short passage above is by Robert B. Menschel, "Markets, Mobs and Mayhem: A Modern Look at the Madness of Crowds," as quoted in the New York Times, December 29, 2002. His is a perspective I rather agree with. What is most notable is that it appeared adjacent to an article on exchange traded funds, including a picture of an investor with the following caption:

        Norman Blankstein, a retiree, says exchange-traded funds let him trade throughout the day and use stop-loss orders. The funds have been attracting more individual investors.

I can't imagine what value added exchange traded funds can provide long-term investors by allowing them to trade during the day. Sounds a bit like speculation.

Socking it away at Starbucks

One of the steps of a recently published investment strategy states: "Figure out how much (more) you can save each month." This is an important part of anyone's investment plan. The author gives an interesting example. "I have friends who spend $90 a week at Starbuck's. Brew it at home and you're $90 ahead." I couldn't believe anyone would spend $90 at Starbucks. Then I figured out I had spent something on the order of $50 just the previous week at Starbucks and I don't even drink coffee. I guess at least it's good that I own it in one of the funds I manage. Finding places to save doesn't necessarily mean giving up your favorite beverage, or sport, or vehicle, but there are certainly areas where we can cut expenses in order to save. Committing to a regular investment plan has proven a great way to build up a nest egg over time.

Summary of perspectives on 2003

As we go into 2003 we all have a lot to think about. Again, I don't know your personal situation but here are some basic guidelines to keep in mind:

     o   Don't panic. Set an investment course and stay on it.
     o Know your fund and your fund's manager so that you know where you are going.
     o Avoid rear view mirror decision-making. The SEC makes us remind you that "past performance doesn't guarantee future results" for this reason.
     o Save and invest. If you want to accumulate wealth, you can't just rely on the markets (as we have all seen lately).

Finally, let's all hope that we will see a period with many fewer corporate scandals, an improving economy, and improving earnings in 2003.

Disclaimer

The following is a reminder from the friendly folks at your fund who worry about liability. The views expressed here are exclusively those of Fund management. They are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding or portfolio applies only as of the quarter end, December 31, 2002; security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Conclusion

As always, we appreciate your feedback. I received one disturbing letter last quarter from a shareholder who suggested we had "abandoned the little guy." It turns out to have been a misunderstanding concerning the closing of the Portfolio in which he was a shareholder. Since the holdings of the vast majority of our shareholders are modest (by industry standards) in size, I'd like to assure everyone that we work hard on performance and seek to serve the interest of all our current shareholders. I'll always have a "soft spot" for those who found us early and were willing to invest money before we had established our track record. Of course, by that criterion, probably all our shareholders fall into that category. In conclusion, we take your feedback seriously and discuss them at our weekly staff meetings. Please keep your ideas coming--both favorable and critical. Send an email message to mail@bridgewayfund.com.

Sincerely,



/s/ John Montgomery
------------------------------
John Montgomery

                              BRIDGEWAY FUND, INC.
                          ULTRA-SMALL COMPANY PORTFOLIO
                  SCHEDULE OF PORTFOLIO INVESTMENTS, unaudited
                     Showing percentage of total net assets
                                December 31, 2002

INDUSTRY       COMPANY                                     SHARES         VALUE
--------       -------                                    --------     -----------
Common Stock - 92.7%
     Agriculture - 0.6%
               Andersons Inc                                29,000      $  368,300

     Apparel - 0.6%
               Cone Mills Corp *                           147,000         252,840
               Haggar Corp                                   7,800          98,202
                                                                        ----------
                                                                           351,042
     Banks - 8.4%
               Abigail Adams National Bancorp                9,900         148,500
               Bancorp Rhode Island Inc                     22,800         521,208
               Bank of the Ozarks Inc                       48,100       1,127,464
               Banknorth Group Inc                           2,732          61,743
               Capital Crossing Bank *                      10,000         260,790
               Cass Information Systems Inc                  4,620         113,652
               CoVest Bancshares Inc                        13,500         378,270
               Columbia Bancorp                              8,200         122,746
               First Mariner Bancorp Inc *                  37,000         407,370
               First Mutual Bancshares Inc                   6,800         122,672
               IBERIABANK Corp                               3,800         152,608
               LSB Bancshares Inc                            6,500         105,300
               Northrim BanCorp Inc                         16,383         221,171
               Oak Hill Financial Inc                        4,200          89,750
               Pacific Crest Capital Inc                    17,600         278,080
               Patriot Bank Corp                            31,400         482,618
               Republic Bancorp Inc                          2,800          31,556
               South Financial Group Inc                     2,784          57,517
               Western Sierra Bancorp *                      7,875         208,688
                                                                        ----------
                                                                         4,891,703
     Biotechnology - 0.2%
               Lifecell Corp *                              39,900         120,099

     Building Materials - 0.7%
               Craftmade International Inc                  26,800         412,720

     Commercial Services - 7.2%
               FTI Consulting Inc *                         75,000       3,011,250
               National Medical Health Card
                  Systems Inc. *                            62,000         537,540
               Precis Inc *                                102,300         564,798
               Source Interlink Cos Inc *                   21,100          89,253
                                                                        ----------
                                                                         4,202,841
     Computers - 0.6%
               Brooktrout Inc *                             26,000         137,800
               Dataram Corp *                               69,300         214,137
                                                                           351,937
     Distribution/Wholesale - 4.6%
               Ag Services of America Inc *                  5,200          37,440
               Bell Microproducts Inc *                     26,459         146,583
               Central European Distribution Corp *        125,000       2,313,750
               Navarre Corp *                              102,900         206,829
                                                                        ----------
                                                                         2,704,602
     Diversified Financial Services - 0.2%
               Asta Funding Inc *                            9,700         101,656
               E*TRADE Group Inc *                           4,585          22,285
                                                                        ----------
                                                                           123,941
     Electric - 0.2%
               Green Mountain Power Corp                     6,800         142,596

     Electronics - 0.3%
               Badger Meter Inc                              4,800         154,080

     Engineering & Construction - 0.1%
               Foster Wheeler Ltd *                         50,000          58,000

Environmental Control - 1.6%
            Clean Harbors Inc *                             42,900         667,524
            Gundle/Slt Environmental Inc *                  29,800         263,432
                                                                        ----------
                                                                           930,956
Food - 1.0%
            John B. Sanfilippo & SON *                      25,200         253,764
            Rocky Mountain Choc Fact Inc *                  18,721         152,186
            Village Super Market *                           6,600         158,532
                                                                        ----------
                                                                           564,482
Gas - 0.2%
            Chesapeake Utilities Corp                        4,800          87,840

Healthcare-Products - 5.0%
            Atrion Corp *                                    6,500         146,250
            Compex Technologies Inc *                       72,800         267,176
            Criticare Systems Inc *                        195,100         634,075
            DEL Global Technologies Corp *                   1,760           5,280
            DEL Global Technologies Corp *                     704             211
            HealthTronics Surgical Services Inc *           83,000         664,913
            NMT Medical Inc *                               8,900          26,967
            Synovis Life Technologies Inc *                104,000         934,960
            Utah Medical Products Inc *                        950          18,145
            Vital Images Inc *                              22,500         201,825
                                                                        ----------
                                                                         2,899,802
Healthcare-Services - 2.5%
            Air Methods Corp *                              84,300         480,594
            America Service Group Inc *                     41,400         699,660
            UnitedHealth Group Inc *                         3,400         283,900
                                                                        ----------
                                                                         1,464,154
Home Builders - 2.5%
            Dominion Homes Inc *                            26,200         373,350
            Meritage Corp *                                 27,700         932,105
            Orleans Homebuilders Inc *                      15,700         120,105
                                                                        ----------
                                                                         1,425,560
Home Furnishings - 1.4%
            The Singing Machine Co Inc *                    89,850         808,650

Household Products/Wares - 0.1%
            Nashua Corp *                                    7,800          68,484

Housewares - 0.3%
            Enesco Group Inc *                              25,000         177,000

Insurance - 2.4%
            ANFI Inc                                        60,375         890,531
            Ceres Group Inc *                              123,000         236,160
            Investors Title Co                               8,900         203,303
            Penn-America Group Inc                          10,200          92,310
                                                                        ----------
                                                                         1,422,304
Internet - 7.1%
            E-Loan Inc *                                   319,007         589,844
            FindWhat.com *                                 212,300       1,696,277
            Harris Interactive Inc *                        70,000         206,500
            Insweb Corp *                                   33,152          53,806
            Modem Media Inc *                               28,000          72,800
            Onesource Information Service *                 44,300         339,781
            Pinnacor Inc *                                  79,000          96,380
            Sina.com *                                     110,000         715,000
            TheStreet.com Inc *                             67,200         196,896
            ePlus Inc *                                     23,400         164,970
                                                                        ----------
                                                                         4,132,254
Iron/Steel - 2.2%
            Steel Technologies Inc                          75,000       1,272,000

                              BRIDGEWAY FUND, INC.
                          ULTRA-SMALL COMPANY PORTFOLIO
             SCHEDULE OF PORTFOLIO INVESTMENTS, unaudited, continued
                     Showing percentage of total net assets
                                December 31, 2002

INDUSTRY       COMPANY                                     SHARES         VALUE
--------       -------                                    --------     -----------
Leisure Time - 0.1%
            Johnson Outdoors Inc *                           8,700      $   85,869

Lodging - 0.7%
            Trump Hotels & Casino Resorts Inc *            158,700         412,620

Machinery-Diversified - 0.5%
            Hurco Cos Inc *                                179,900         284,242

Miscellaneous Manufacturing - 0.2%
            CTI Industries Corp *                            2,600          16,276
            Park-Ohio Holdings Corp *                       21,800          90,688
                                                                        ----------
                                                                           106,964
Oil & Gas - 1.0%
            Clayton Williams Energy Inc *                    6,000          72,840
            Edge Petroleum Corp./Delaware *                 67,414         252,803
            Greka Energy Corp *                             12,300          48,585
            Petroleum Development Corp *                    42,700         226,310
                                                                        ----------
                                                                           600,538
Packaging & Containers - 1.1%
            BWAY Corp *                                     32,690         646,608

Pharmaceuticals - 7.7%
            Bradley Pharmaceuticals *                      166,822       2,173,691
            Hi-Tech Pharmacal Co Inc *                      62,500       1,603,125
            Nutraceutical International Corp *              63,000         720,657
                                                                        ----------
                                                                         4,497,473
Retail - 14.4%
            America's Car Mart Inc *                        45,700         582,675
            Blue Rhino Corp *                               44,200         768,638
            First Cash Financial Services Inc *             51,500         525,867
            Frisch's Restaurants Inc                        15,600         323,700
            GTSI Corp *                                     43,600         586,420
            Gart Sports Co *                                 4,800          92,880
            Hancock Fabrics Inc                              7,200         109,800
            JOS A Bank Clothiers Inc *                      95,900       2,044,588
            Mothers Work Inc *                              43,300       1,525,459
            Movie Gallery Inc *                             39,025         507,325
            PC Mall Inc *                                  102,880         354,936
            Summit America Television Inc *                 70,000         186,900
            Total Entertainment Rest Corp *                 92,400         776,160
                                                                        ----------
                                                                         8,385,348
Savings & Loans - 10.4%
            Bay State Bancorp Inc                           79,900       2,077,400
            EverTrust Financial Group Inc                    4,800         103,920
            FSF Financial Corp                              16,100         376,096
            First Bell Bancorp Inc                          14,000         297,640
            Guaranty Federal Bancshares Inc                 13,000         201,760
            Heritage Financial Corp                         12,500         222,625
            Home Federal Bancorp                            10,000         241,500
            Itla Capital Corp *                              9,800         325,654
            Jacksonville Bancorp Inc                         8,300         232,400
            Monterey Bay Bancorp Inc *                      22,500         448,875
            NewMil Bancorp Inc                               6,700         133,665
            Oregon Trail Financial Corp                     31,412         653,370
            PVF Capital Corp                                 8,800         110,440
            Warwick Community Bancorp Inc                   21,700         614,761
                                                                        ----------
                                                                         6,040,106
Software - 4.3%
            Altiris Inc *                                   29,100      $  463,272
            Concur Technologies Inc *                       54,800         175,908
            DocuCorp International Inc *                   118,200         782,602
            HTE Inc *                                      104,400         505,296
            Mind CTI Ltd *                                  70,285          87,856
            Quality Systems Inc *                            9,800         196,980
            TradeStation Group Inc *                       152,800         220,032
            Unify Corp *                                   101,837          40,735
                                                                        ----------
                                                                         2,472,681
Telecommunications - 0.9%
            ACT Teleconferencing Inc *                      80,000         102,400
            California Amplifier Inc *                      46,600         235,796
            Ditech Communications Corp *                    21,281          46,393
            MCK Communications Inc *                        70,200          76,518
            Tessco Technologies Inc *                        8,500          78,625
                                                                        ----------
                                                                           539,732
Textiles - 0.2%
            Dixie Group Inc *                               26,300         100,466

Toys/Games/Hobbies - 0.8%
            Department 56 *                                 36,500         470,850

Transportation - 0.3%
            PAM Transportation Services *                    6,400         161,344

                                                                       ===========
Total Common Stock (Identified Cost $41,059,330)                       $53,940,188

Short-term Investments - 7.2%
    Money Market Funds - 7.2%
               Firstar U S Treasury Money Market
                  Fund Institutional                     4,163,156       4,163,156
                                                                       ===========

    Total Short-term Investments (Identified Cost $4,163,156)            4,163,156
                                                                       ===========

Total Investments - 99.9%                                              $58,103,344
                                                                       ===========


Other Assets and Liabilities, net - 0.1%                                    71,010

Total Net Assets - 100.0%                                              $58,174,354
                                                                       ===========


* Non-income producing security as no dividends were paid during the period from July 1, 2002 to December 31, 2002.
** The aggregate identified cost on a tax basis is $45,295,008. Gross unrealized appreciation and depreciation were $15,863,452 and $2,982,594, respectively, or net unrealized appreciation of $12,880,858.

See accompanying notes to financial statements.

              BRIDGEWAY FUND, INC. - ULTRA-SMALL COMPANY PORTFOLIO
                 STATEMENT OF ASSETS AND LIABILITIES (unaudited)
                             As of December 31, 2002

ASSETS:
      Investments at value (cost - $45,222,486)                                            $58,103,344
      Receivable for investments sold                                                          408,519
      Receivable for shares sold                                                                 3,926
      Receivable for interest                                                                    1,093
      Receivable for dividends                                                                  13,627
      Prepaid expenses                                                                           8,051
                                                                                           -----------
            Total assets                                                                    58,538,560
                                                                                           -----------
LIABILITIES:
      Payable for shares redeemed                                                                4,856
      Payable for investments purchased                                                        197,451
      Accrued expenses                                                                         161,899
                                                                                           -----------
            Total liabilities                                                                  364,206
                                                                                           -----------
      NET ASSETS (2,441,671 SHARES OUTSTANDING)                                            $58,174,354
                                                                                           ===========
      Net asset value, offering and redemption price per share ($58,174,354/ 2,441,671)         $23.83
                                                                                           ===========
NET ASSETS REPRESENT:
      Paid-in capital                                                                      $44,308,816
      Undistributed net realized gain                                                          984,680
      Net unrealized appreciation of investments                                            12,880,858
                                                                                           -----------
      NET ASSETS                                                                           $58,174,354
                                                                                           ===========

See accompanying notes to financial statements.

                         BRIDGEWAY FUND, INC. - ULTRA-SMALL COMPANY PORTFOLIO
                                 STATEMENT OF OPERATIONS (unaudited)
                              For the six months ended December 31, 2002

INVESTMENT INCOME:
      Dividends                                                                            $   130,945
      Interest                                                                                   3,577
                                                                                           -----------
            Total income                                                                       134,522
                                                                                           -----------
EXPENSES:
      Management fees                                                                          249,534
      Accounting fees                                                                          121,154
      Audit fees                                                                                13,978
      Custody                                                                                   36,204
      Insurance                                                                                  1,532
      Legal                                                                                      2,427
      Registration fees                                                                          3,126
      Directors' fees                                                                              363
      Miscellaneous                                                                                996
                                                                                           -----------
            Total expenses                                                                     429,314
                                                                                           -----------
NET INVESTMENT LOSS                                                                           (294,792)
                                                                                           -----------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
      Net realized gain on investments                                                       1,067,411
      Net change in unrealized appreciation                                                 (3,532,594)
                                                                                           -----------
      Net realized and unrealized gain                                                      (2,465,183)
                                                                                           -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                       $(2,759,975)
                                                                                           ===========

See accompanying notes to financial statements.

              BRIDGEWAY FUND, INC. - ULTRA-SMALL COMPANY PORTFOLIO
                 STATEMENT OF CHANGES IN NET ASSETS (unaudited)

                                                                      SIX MONTHS ENDED        YEAR ENDED
INCREASE (DECREASE) IN NET ASSETS:                                    DECEMBER 31, 2002     JUNE 30, 2002

OPERATIONS:
      Net investment loss                                              $   (294,792)        $  (296,137)
      Net realized gain on investments                                    1,067,411           7,808,717
      Net change in unrealized appreciation                              (3,532,594)          1,567,558
                                                                         ----------          ----------
          Net increase resulting from operations                         (2,759,975)          9,080,138
                                                                         ----------          ----------
      Distributions to shareholders:
          From net investment income                                              0                   0
          From realized gains on investments                             (7,812,088)         (4,816,787)
                                                                         ----------          ----------
            Total distributions to shareholders                          (7,812,088)         (4,816,787)
                                                                         ----------          ----------
FUND SHARE TRANSACTIONS:
      Proceeds from sale of shares                                        1,950,648           2,975,482
      Reinvestment of dividends                                           7,737,020           4,759,687
      Cost of shares redeemed                                            (1,850,723)         (2,853,052)
                                                                         ----------          ----------
          Net increase (decrease) from Fund share transactions            7,836,945           4,882,117
                                                                         ----------          ----------
          Net increase in net assets                                     (2,735,118)          9,145,468
NET ASSETS:
      Beginning of period                                                60,909,472          51,764,004
                                                                         ----------          ----------
      End of period                                                    $ 58,174,354         $60,909,472
                                                                         ==========          ==========

Number of Fund shares:
      Sold                                                                   80,767             112,141
      Issued on dividends reinvested                                        327,147             186,289
      Redeemed                                                              (75,507)           (106,711)
                                                                         -----------         -----------
          Net increase (decrease)                                           332,407             191,719
      Outstanding at beginning of period                                  2,109,264           1,917,545
                                                                         -----------         -----------
      Outstanding at end of period                                        2,441,671           2,109,264
                                                                         ===========         ===========

See accompanying notes to financial statements.

              BRIDGEWAY FUND, INC. - ULTRA-SMALL COMPANY PORTFOLIO
                        FINANCIAL HIGHLIGHTS (unaudited)
                 (for a share outstanding throughout the period)


                                                                                         YEAR ENDED JUNE 30,
                                                SIX MONTHS ENDED   ---------------------------------------------------------------
                                                DECEMBER 31, 2002     2002              2001             2000              1999

PER SHARE DATA
      Net asset value,
          beginning of period                     $      28.88     $      26.99     $      21.59     $      14.91     $      22.52
                                                  ------------     ------------     ------------     ------------     ------------

      Income (loss) from investment operations:
              Net investment loss                        (0.14)           (0.53)           (0.22)           (0.26)           (0.28)
              Net realized and
                unrealized gain (loss)                   (1.23)            4.87             5.62             6.94            (3.77)
                                                  ------------     ------------     ------------     ------------     ------------
      Total from investment operations                   (1.37)            4.34             5.40             6.68            (4.05)
                                                  ------------     ------------     ------------     ------------     ------------
      Less distributions to shareholders:
              Net investment income                       0.00             0.00             0.00             0.00             0.00
              Net realized gains                         (3.68)           (2.45)            0.00             0.00            (3.56)
                                                  ------------     ------------     ------------     ------------     ------------
      Total distributions                                (3.68)           (2.45)            0.00             0.00            (3.56)
                                                  ============     ============     ============     ============     ============
      Net asset value, end of period              $      23.83     $      28.88     $      26.99     $      21.59     $      14.91

TOTAL RETURN [1]                                          (4.6%)           17.3%            25.0%            44.8%           (14.6%)

RATIOS & SUPPLEMENTAL DATA [2]
      Net assets, end of period                   $ 58,174,354     $ 60,909,472     $ 51,764,004     $ 41,958,858     $ 32,647,536
      Ratios to average net assets:
             Expenses after waivers
                and reimbursements                        1.57%            1.26%            1.61%            1.85%            2.00%
             Expenses before waivers
                and reimbursements                        1.57%            1.26%            1.61%            1.85%            2.26%
             Net investment loss after waivers
                and reimbursements                       (1.08%)          (0.53%)          (0.93%)          (1.36%)          (1.82%)

      Portfolio turnover rate [2]                         52.6%           120.7%            57.0%            65.4%            80.4%

[1] Not annualized for periods less than a year.

[2] Annualized for periods less than a year.


See accompanying notes to financial statements.

                              BRIDGEWAY FUND, INC.
                          ULTRA-SMALL COMPANY PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS (unaudited)


1.     Organization:

       Bridgeway Fund, Inc. (the "Fund") was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end investment management company.

       The Fund is organized as a series fund with seven portfolios. The Fund commenced operations as a regulated investment company on August 5, 1994 with the Ultra-Small Company Portfolio, the Aggressive Growth Portfolio and the Social Responsibility Portfolio. On July 20, 1997, the Fund added two portfolios: the Ultra -Small Index Portfolio and the Ultra-Large 35 Index Portfolio. On June 5, 1998, the Fund added the Micro-Cap Limited Portfolio. On October 31, 2000, the Social Responsibility Portfolio, was merged into a new fund, the Calvert Large Cap Growth Fund. On March 31, 2001 the Fund changed the name of the Ultra-Small Index Portfolio to the Ultra-Small Company Tax Advantage Portfolio. On June 30, 2001, the Fund added the Balanced Portfolio. On October 31, 2001 the Fund changed the name of the Aggressive Growth Portfolio to the Aggressive Investors 1 Portfolio and added the Aggressive Investors 2 Porftolio. The Fund is authorized to issue 1,000,000,000 shares.

       On November 21, 2001 the Aggressive Investors 1 Portfolio closed to new investors. On December 10, 2001 the Ultra-Small Company Portfolio closed to all investors. On January 7, 2002 the Micro-Cap Limited Portfolio closed to all investors.

       Bridgeway Capital Management, Inc. (the "Adviser") is the adviser to the Fund.

2.     Significant Accounting Policies:

       The following is a summary of significant accounting policies followed in the preparation of financial statements.

       Securities Valuation

       Securities are valued at the closing price for securities traded on a principal U.S. securities exchange and on NASDAQ. Listed securities for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Fund's Board of Directors. When current bid prices are not available, the most recently available quoted closing or bid price is used and adjusted for changes in the index on the exchange on which that security trades, also in accordance with the pricing policy established by the Fund's Board of Directors.

       Use of Estimates in Financial Statements

       In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                              BRIDGEWAY FUND, INC.
                         ULTRA-SMALL COMPANY PORTFOLIO
              NOTES TO FINANCIAL STATEMENTS (unaudited), Continued


2.     Significant Accounting Policies, Continued

       Risks and Uncertainties

       The Fund invests in stocks. Such investments are exposed to various risks, such as interest rate, market and credit. Due to the level of risk associated with certain investments and the level of uncertainty related to changes in the value of investments, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders' account values and the amounts reported in the financial statements and financial highlights.

       12b-1 Plan

       The Fund acts as distributor of its shares pursuant to a 12b-1 plan adopted by shareholders on October 15, 1996. The cost of distributing shares of the Fund is borne by the Adviser at no cost to the Fund; thus, there are no 12b-1 fees.

       Other

       Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis.

3.     Management Contract:

       The Fund has entered into a management contract with the Adviser, a shareholder of the Fund. As compensation for the advisory services rendered, facilities furnished, and expenses borne by the Adviser, the Portfolio pays the Adviser a total fee which is computed and paid monthly.

       The Ultra-Small Company Portfolio pays a flat 0.9% annual management fee, computed daily and payable monthly, except that while the Portfolio's net assets range from $27.5 million to $55 million the fee will be $495,000 annually subject to a maximum rate of 1.49% and a maximum expense ratio of 2.0%.

4.     Related Party Transactions:

       One director of the Fund, John Montgomery, is an owner and director of the Adviser. Under the Investment Company Act of 1940 definitions, he is considered to be "affiliated" and "interested." Compensation of Mr. Montgomery is borne by the Adviser rather than the Fund. The other officers of the Fund are employees of the Adviser, and the portion of their compensation attributable to fund accounting, shareholder accounting and state registration services is paid by the Fund and is included in the accounting fees expense category of the financial statements. All amounts paid for shareholder accounting are paid to the Adviser. The Adviser has agreed to reimburse the Ultra-Small Company Portfolio for any operating expenses above 2.0%.

5.     Custodial Agreement:

       The Fund has entered into a Custodial Agreement with U.S. Bank. As compensation for services rendered by the custodian, each portfolio pays a fee, computed and paid monthly based on the average month end total assets of each portfolio plus a fee per transaction.

                              BRIDGEWAY FUND, INC.
                          ULTRA-SMALL COMPANY PORTFOLIO
              NOTES TO FINANCIAL STATEMENTS (unaudited), Continued


6.     Purchases and Sales of Investment Securities:

       Aggregate purchases and sales, other than cash equivalents were $14,462,500 and $13,678,290 respectively, for the six months ended December 31, 2002.

7.     Federal Income Taxes:

       The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal tax provision is required.

       The amount of aggregate unrealized gain (loss) and the cost of investment securities for tax purposes, including short-term securities and repurchase agreements at December 31, 2002, were as follows:

           Aggregate unrealized gain                       $15,863,452
           Aggregate unrealized loss                         2,982,594
           Net gain (loss)                                  12,880,858
           Cost of investments                              45,295,008

       As required by the AICPA Audit Guide for Investment Companies for the reporting period beginning after December 15, 2000, the following details the tax basis distributions as well as the components of distributable earnings. The tax basis components of distributable earnings differ from the amounts reflected in the Statements of Assets and Liabilities by temporary book/tax differences primarily arising from wash sales and post October losses.

           Distributable Earnings
             Ordinary income                               $         0
             Long-term gains (capital losses)                1,057,202
             Unrealized appreciation(depreciation)          12,880,858


       The Fund incurred a net loss from investment operations and made no investment income dividends during the year. Distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. The ordinary income distributions did not qualify for the dividends received deduction of corporate shareholders.

       During the six months ended December 31, 2002, the Fund paid a long-term capital gain distribution of $3.68365 per share to shareholders of record. None of the dividends paid by the fund are eligible for the dividends received deduction of corporate shareholders.

       Distributions to shareholders are recorded when declared. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatment of net operating losses and tax allocations. Accordingly, these permanent differences in the character of income and distributions between financial statements and tax basis have been reclassified to paid-in capital. Net investment losses of $294,792 were reclassified to paid-in capital for the six months ended December 31, 2002.